UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2019
Univar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200
Downers Grove,	IL	60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 21, 2019, the board of directors (the “Board”) of Univar Inc. (the “Company”) approved a Certificate of Amendment of the Certificate of Incorporation of the Company (the “Certificate of Amendment”), to effect a change of the corporate name of the Company from “Univar Inc.” to “Univar Solutions Inc.” The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on August 22, 2019 and will be effective on September 1, 2019. The shares of common stock of the Company will continue trading under the ticker symbol “UNVR” on the New York Stock Exchange, and the CUSIP number assigned to the Company’s common stock will remain the same. The name change will not affect the rights of the Company’s stockholders. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
On August 21, 2019, the Board approved amended and restated bylaws (as amended, the “Third Amended and Restated Bylaws”) of the Company, which will become effective September 1, 2019, to, among other things:

•	reflect the name change;

•
require enhanced disclosure in stockholder proposals and nominations by both the proposing stockholder and the nominee, including director and officer questionnaires, disclosures of voting commitments and “golden leash” compensation arrangements, representations that any nominee intends to serve as a director for the full term and will comply with all Board policies and enhanced disclosure of derivative interests;

•
consolidate a previously-approved proxy access provision into the bylaws and amending the provision to align the information requirements with the advance notice provision and provide that the maximum number of stockholder nominees be reduced by any directors or nominees serving or nominated pursuant to an agreement with an investor;

•	specify that assistant secretaries and assistant treasurers can be appointed and removed with the consent of two of the officers specified in the Third Amended and Restated Bylaws;

•	provide that special meetings of the Board may only be called by the chairman or a majority of the Board; and

•	make certain other administrative, modernizing, clarifying and conforming changes.

The foregoing description of the Third Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the complete text of the Third Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01	Other Events
On August 22, 2019, the Company issued a press release announcing the name change. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed as part of this Report.

Exhibit Number	Description

3.1	Certificate of Amendment of the Certificate of Incorporation.
3.2	Third Amended and Restated Bylaws of Univar Solutions Inc.
99.1	Univar Inc. Press Release dated August 22, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2019	Univar Inc.

	By:	/s/ Jeffrey W. Carr
	Name:	Jeffrey W. Carr
	Title:	Senior Vice President, General Counsel and Secretary